                                                                          POOL I


                                                                  EXHIBIT  10.22

REQUESTED BY AND WHEN
RECORDED, RETURN TO:

Mitchell Kaplan, Esq.
Orrick, Herrington & Sutcliffe LLP
666 Fifth Avenue
New York, New York 10103


                  CROSS-COLLATERALIZATION, CROSS-CONTRIBUTION
                 ---------------------------------------------
                          AND CROSS-DEFAULT AGREEMENT
                          ---------------------------


THIS CROSS-COLLATERALIZATION, CROSS-CONTRIBUTION AND CROSS-DEFAULT AGREEMENT (this "Agreement"), made as of August __, 2000, by HCP MEDICAL OFFICE BUILDINGS
       ---------
I, LLC, a Delaware limited liability company (including its successors and/or assigns, the "Multiple Property Borrower") having an address at 4675 MacArthur
              --------------------------
Court, Suite 900, Newport Beach, California 92260, and MEADOWDOME, LLC, a Maryland limited liability company (including its successors and/or assigns, the "Maryland Borrower"; the Multiple Property Borrower and the Maryland Borrower shall each be a "Borrower" and collectively, the "Borrower" or the "Borrowers"), having an address at 4675 MacArthur Court, Suite 900, Newport Beach, California 92660, for the benefit of First Union National Bank, a national banking association and its successors and assigns ("Lender"), having an address at One
                                             ------
First Union Center DC-6, Mecklenburg County, 301 South College Street, Charlotte, North Carolina 28288-0166.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, concurrently with the execution of this Agreement, Multiple Property Borrower has executed and delivered to Lender a Promissory Note in the original principal amount THIRTEEN MILLION AND NO/100 DOLLARS ($13,000,000.00) (the "First Note"), in evidence of a loan in such amount (the "First Loan");
      ----------                                               ----------

     WHEREAS, concurrently with the execution of this Agreement, Multiple Property Borrower has also executed and delivered to Lender its Promissory Note in the original principal amount of FOURTEEN MILLION AND NO/100 DOLLARS ($14,000,000.00) (the "Second Note"), in evidence of a loan in such amount (the
                       -----------
"Second Loan");
 -----------

     WHEREAS, concurrently with the execution of this Agreement, Multiple Property Borrower has also executed and delivered to Lender its Promissory Note in the original principal amount of FOUR MILLION ONE HUNDRED SIXTY THOUSAND AND NO/100 DOLLARS ($4,160,000.00) (the "Third Note"), in evidence of a loan in such
                                     ----------
amount (the "Third Loan");
             ----------

     WHEREAS, concurrently with the execution of this Agreement, Multiple Property Borrower has also executed and delivered to Lender its Promissory Note in the original principal amount of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,500,000.00) (the "Fourth Note"), in evidence of a loan in
                                     -----------
such amount (the "Fourth Loan"),
                  -----------

     WHEREAS, concurrently with the execution of this Agreement, Multiple Property Borrower has also executed and delivered to Lender its Promissory Note in the original principal amount of TWO MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($2,700,000.00) (the "Fifth Note"), in evidence of a loan in such
                                     ----------
amount (the "Fifth Loan");
             ----------

     WHEREAS, concurrently with the execution of this Agreement, Maryland Borrower has also executed and delivered to Lender its Promissory Note in the original principal amount of THREE MILLION SIX HUNDRED FORTY THOUSAND AND NO/100 DOLLARS ($3,640,000.00) (the "Sixth Note"), in evidence of a loan in such amount
                              ----------
(the "Sixth Loan"), (the First Loan, the Second Loan, the Third Loan, the Fourth
      ----------
Loan, the Fifth Loan and the Sixth Loan are collectively, the "Loans" and each individually a "Loan");
                ----

     WHEREAS, the First Loan is secured by (i) a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "First Mortgage"),
                                                        --------------
encumbering the real property located in Morristown, New Jersey, described on Exhibit A-1 attached hereto and made a part hereof and recorded in the real
-----------
property records of Morris County, together with all improvements thereon and certain other property described in the First Mortgage (collectively, the "First
                                                                           -----
Property"), and (ii) certain other documents and instruments executed in
--------
connection therewith (the First Note, the First Mortgage and such other documents and instruments executed in connection therewith, as the same from time to time may be amended, consolidated, extended, renewed, modified, restated or replaced, collectively, the "First Loan Documents");
                                --------------------

     WHEREAS, the Second Loan is secured by (i) a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Second Mortgage"),
                                                              ---------------
encumbering the real property located in Sacramento, California, described on Exhibit A-2 attached hereto and made a part hereof and recorded in the real
-----------
property records of Sacramento County, together with all improvements thereon and certain other property described in the Second Mortgage (collectively, the "Second Property"), and (ii) certain other documents and instruments executed in
  --------------
connection therewith (the Second Note, the Second Mortgage and such other documents and instruments executed in connection therewith, as the same from time to time may be amended, consolidated, extended, renewed, modified, restated or replaced, collectively, the "Second Loan Documents");
                                ---------------------

     WHEREAS, the Third Loan is secured by (i) a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Third Mortgage"),
                                                       --------------
encumbering the real property located in Southgate, Kentucky, described on Exhibit A-3 attached hereto and made a part hereof and recorded in the real
-----------
property records of Campbell County, together with all improvements thereon and certain other property described in the Third Mortgage (collectively, the "Third
                                                                           -----
Property"), and (ii) certain other documents and instruments executed in
--------
connection therewith (the Third Note, the Third Mortgage and such other documents and instruments executed in connection therewith, as the same from time to time may be amended, consolidated, extended, renewed, modified, restated or replaced, collectively, the "Third Loan Documents");
                                --------------------

     WHEREAS, the Fourth Loan is secured by (i) a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Fourth Mortgage"),
                                                              ---------------
encumbering the real property located in Shrewsbury, Missouri, described on Exhibit A-4 attached hereto and made a part hereof and recorded in the real
-----------
property records of St. Louis County, together with all improvements thereon and certain other property described in the Fourth Mortgage (collectively, the "Fourth Property"), and (ii) certain other documents and instruments executed in
----------------
connection therewith (the Fourth Note, the Fourth Mortgage and such other documents and instruments executed in connection therewith, as the same from time to time may be amended, consolidated, extended, renewed, modified, restated or replaced, collectively, the "Fourth Loan Documents");
                                ---------------------

     WHEREAS, the Fifth Loan is secured by (i) an Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Fifth
                                                                 -----
Mortgage"), encumbering the real property located in Harrison, Ohio, described
--------
on Exhibit A-5 attached hereto and made a part hereof and recorded in the real
   -----------
property records of Hamilton County, together with all improvements thereon and certain other property described in the Fifth Mortgage (collectively, the "Fifth
                                                                           -----
Property"), and (ii) certain other documents and instruments executed in
--------
connection therewith (the Fifth Note, the Fifth Mortgage and such other documents and instruments executed in connection therewith, as the same from time to time may be amended, consolidated, extended, renewed, modified, restated or replaced, collectively, the "Fifth Loan Documents");
                                --------------------

     WHEREAS, the Sixth Loan is secured by (i) a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Sixth Mortgage"),
                                                              --------------
encumbering the real property located in Glen Burnie, Maryland, described on Exhibit A-6 attached hereto and made a part hereof and recorded in the real
-----------
property records of Anne Arundel County, together with all improvements thereon and certain other property described in the Sixth Mortgage (collectively, the "Sixth Property"; the First Property, the Second Property, the Third Property,
 --------------
the Fourth Property, the Fifth Property and the Sixth Property, collectively, the "Properties" and each individually, a "Property"), and (ii) certain other
     ----------                            --------
documents and instruments executed in connection therewith (the Sixth Note, the Sixth Mortgage and such other documents and instruments executed in connection therewith, as the same from time to time may be amended, consolidated, extended, renewed, modified, restated or replaced, collectively, the "Sixth Loan
                                                            ----------
Documents"); the First Mortgage, the Second Mortgage, the Third Mortgage, the
---------
Fourth Mortgage, the Fifth Mortgage and the Sixth Mortgage are, collectively, the "Mortgages" and each individually, a "Mortgage"; the First Loan Documents,
     ---------                            --------
the Second Loan Documents, the Third Loan Documents, the Fourth Loan Documents, the Fifth Loan Documents and the Sixth Loan Documents are, collectively, the "Loan Documents"; provided, however, that none of the six environmental
 --------------
indemnity agreements (collectively, the "Environmental Indemnities") executed as of even date herewith by Borrower and Health Care Property Investors, Inc., a Maryland corporation ("Indemnitor") in connection with the respective Loans nor any of the six indemnity and guaranty agreements executed as of even date herewith by Indemnitor in connection with the respective Loans (collectively, the "Indemnities") shall constitute a First Loan Document, a Second Loan Document, a Third Loan Document, a Fourth Loan Document, a Fifth Loan Document, or a Sixth Loan Document and neither this Agreement, any Mortgage, nor any other Loan Document shall secure the obligations under any Environmental Indemnity or any Indemnity; and

     WHEREAS, Lender has required that this Agreement be executed and delivered as a condition to making each of the Loans.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the party hereto, in its respective capacities set forth herein, hereby agrees as follows:

     1.   Cross-Default and Cross-Collateralization.  The First Loan Documents,
          -----------------------------------------
the Second Loan Documents, the Third Loan Documents, the Fourth Loan Documents, the Fifth Loan Documents and the Sixth Loan Documents are hereby amended and modified (such amendment and modification, a "Cross-Collateralization") as
                                              -----------------------
follows:

          a) an Event of Default under the First Note, the First Mortgage or any of the other First Loan Documents (as the term "Event of Default" is defined therein) shall, at Lender's option, constitute an Event of Default under the Second Note, the Second Mortgage, the other Second Loan Documents, the Third Note, the Third Mortgage, the other Third Loan Documents, the Fourth Note, the Fourth Mortgage, the other Fourth Loan Documents, the Fifth Note, the Fifth Mortgage, the other Fifth Loan Documents, the Sixth Note, the Sixth Mortgage and the other Sixth Loan Documents (as the term "Event of Default" is defined in each of the foregoing);

          b) an Event of Default under the Second Note, the Second Mortgage or any of the other Second Loan Documents (as the term "Event of Default" is defined therein) shall, at Lender's option, constitute an Event of Default under the First Note, the First Mortgage, the other First Loan Documents, the Third Note, the Third Mortgage and the other Third Loan Documents, the Fourth Note, Fourth Mortgage, and the other Fourth Loan Documents, the Fifth Note, the Fifth Mortgage, the other Fifth Loan Documents, the Sixth Note, the Sixth Mortgage and the other Sixth Loan Documents (as the term "Event of Default" is defined in each of the foregoing);

          c) an Event of Default under the Third Note, the Third Mortgage or any of the other Third Loan Documents (as the term "Event of Default" is defined therein) shall, at Lender's option, constitute an Event of Default under the First Note, the First Mortgage, the other First Loan Documents, the Second Note, the Second Mortgage, the other Second Loan Documents, the Fourth Note, the Fourth Mortgage, and the other Fourth Loan Documents, the Fifth Note, the Fifth Mortgage, the other Fifth Loan Documents, the Sixth Note, the Sixth Mortgage and the other Sixth Loan Documents (as the term "Event of Default" is defined in each of the foregoing);

          d) an Event of Default under the Fourth Note, the Fourth Mortgage or any of the other Fourth Loan Documents (as the term "Event of Default" is defined therein) shall, at Lender's option, constitute an Event of Default under the First Note, the First Mortgage, the other First Loan Documents, the Second Note, the Second Mortgage, the other Second Loan Documents, the Third Note, the Third Mortgage, and the other Third Loan Documents, the Fifth Note, the Fifth Mortgage, the other Fifth Loan Documents, the Sixth Note, the Sixth Mortgage and the other Sixth Loan Documents (as the term "Event of Default" is defined in each of the foregoing);

          e) an Event of Default under the Fifth Note, the Fifth Mortgage or any of the other Fifth Loan Documents (as the term "Event of Default" is defined therein) shall, at Lender's option, constitute an Event of Default under the First Note, the First Mortgage, the other First Loan Documents, the Second Note, the Second Mortgage, the other Second Loan Documents, the Third Note, the Third Mortgage and the other Third Loan Documents, the Fourth Note, the Fourth Mortgage, and the other Fourth Loan Documents, the Sixth Note, the Sixth Mortgage and the other Sixth Loan Documents (as the term "Event of Default" is defined in each of the foregoing);

          f) an Event of Default under the Sixth Note, the Sixth Mortgage or any of the other Sixth Loan Documents (as the term "Event of Default" is defined therein) shall, at Lender's option, constitute an Event of Default under the First Note, the First Mortgage, the other First Loan Documents, the Second Note, the Second Mortgage, the other Second Loan Documents, the Third Note, the Third Mortgage, and the other Third Loan Documents, the Fourth Note, the Fourth Mortgage, and the other Fourth Loan Documents, the Fifth Note, the Fifth Mortgage and the other Fifth Loan Documents (as the term "Event of Default" is defined in each of the foregoing);

          g) the First Mortgage and all of the other First Loan Documents securing or guaranteeing the First Note and the obligations of Multiple Property Borrower under the other First Loan Documents (collectively, the "First Borrower
                                                                  --------------
Security Documents") also shall secure and guaranty the Second Note, the Second
------------------
Mortgage, the other Second Loan Documents, the Third Note, the Third Mortgage, the other Third Loan Documents, the Fourth Note, the Fourth Mortgage, the other Fourth Loan Documents, the Fifth Note, the Fifth Mortgage, the other Fifth Loan Documents, the Sixth Note, the Sixth Mortgage and the other Sixth Loan Documents;

          h) the Second Mortgage and all of the other Second Loan Documents securing or guaranteeing the Second Note and the obligations of Multiple Property Borrower under the other Second Loan Documents (collectively, the "Second Borrower Security Documents") also shall secure and guaranty the First
-----------------------------------
Note, the First Mortgage, the other First Loan Documents, the Third Note, the Third Mortgage, the other Third Loan Documents, the Fourth Note, the Fourth Mortgage, the other Fourth Loan Documents, the Fifth Note, the Fifth Mortgage, the other Fifth Loan Documents, the Sixth Note, the Sixth Mortgage and the other Sixth Loan Documents;

          i) the Third Mortgage and all of the other Third Loan Documents securing or guaranteeing the Third Note and the obligations of Multiple Property Borrower under the other Third Loan Documents (collectively, the "Third Borrower
                                                                  -------------
Security Documents") also shall
------------------
secure and guaranty the First Note, the First Mortgage, the other First Loan Documents, the Second Note, the Second Mortgage, the other Second Loan Documents, the Fourth Note, the Fourth Mortgage, and the other Fourth Loan Documents, the Fifth Note, the Fifth Mortgage, the other Fifth Loan Documents, the Sixth Note, the Sixth Mortgage and the other Sixth Loan Documents;

          j) the Fourth Mortgage and all of the other Fourth Loan Documents securing or guaranteeing the Fourth Note and the obligations of Multiple Property Borrower under the other Fourth Loan Documents (collectively, the "Fourth Borrower Security Documents") also shall secure and guaranty the First
-----------------------------------
Note, the First Mortgage, the other First Loan Documents, the Second Note, the Second Mortgage, the other Second Loan Documents, the Third Note, the Third Mortgage, and the other Third Loan Documents, the Fifth Note, the Fifth Mortgage, the other Fifth Loan Documents, the Sixth Note, the Sixth Mortgage and the other Sixth Loan Documents;

          k) the Fifth Mortgage and all of the other Fifth Loan Documents securing or guaranteeing the Fifth Note and the obligations of Multiple Property Borrower under the other Fifth Loan Documents (collectively, the "Fifth Borrower
                                                                  --------------
Security Documents") also shall secure and guaranty, the First Note, the First
------------------
Mortgage, the other First Loan Documents, Second Note, the Second Mortgage, the other Second Loan Documents, the Third Note, the Third Mortgage, the other Third Loan Documents, the Fourth Note, the Fourth Mortgage, the other Fourth Loan Documents, the Sixth Note, the Sixth Mortgage and the other Sixth Loan Documents;

          l) the Sixth Mortgage and all of the other Sixth Loan Documents securing or guaranteeing the Sixth Note and the obligations of Maryland Borrower under the other Sixth Loan Documents (collectively, the "Sixth Borrower Security
                                                         -----------------------
Documents") also shall secure and guaranty the First Note, the First Mortgage,
---------
the other First Loan Documents, the Second Note, the Second Mortgage, the other Second Loan Documents, the Third Note, the Third Mortgage, the other Third Loan Documents, the Fourth Note, the Fourth Mortgage, and the other Fourth Loan Documents, the Fifth Note, the Fifth Mortgage and the other Fifth Loan Documents;

          m) the aggregate principal amount secured by each of the First Mortgage and the other First Loan Documents, the Second Mortgage and the other Second Loan Documents, the Third Mortgage and the other Third Loan Documents, the Fourth Mortgage and the other Fourth Loan Documents, the Fifth Mortgage and the other Fifth Loan Documents, the Sixth Mortgage and the other Sixth Loan Documents shall be FORTY ONE MILLION DOLLARS ($41,000,000.00); and

          n) the Borrower acknowledges and agrees that the Mortgages evidence commercial loans and that a trustee's sale with respect to one or more of the Mortgages shall not preclude judicial or non-judicial foreclosure of any of the remaining Mortgages.

     2.        Intentionally Deleted.
               ----------------------

     3.   Documents to be Delivered to Lender.  In connection with any Cross-
          -----------------------------------
Collateralization, the Borrower shall cause to be delivered to Lender:

          a) endorsements to the title insurance policies issued at the closings of the Loans insuring the liens of the First Mortgage, the Second Mortgage, the Third Mortgage, the Fourth Mortgage, the Fifth Mortgage and the Sixth Mortgage which endorsements shall be in form and substance satisfactory to Lender and shall (i) provide for "tie-in" coverage under such policies up to the aggregate outstanding principal amount of the First Note, the Second Note, the Third Note, the Fourth Note, the Fifth Note and the Sixth Note; and (ii) include "First Loss" and "Last Dollar" endorsements, if available for title insurance policies issued in the states where the properties are located; and

          b)  such other documents and instruments as Lender may require.

     5.   Costs and Expenses. Borrower shall be responsible for and shall pay
          ------------------
all reasonable costs and expenses incurred by Lender in connection with a Cross-Collateralization, including, without limitation, reasonably attorneys' fees and expenses, title insurance search fees and premiums, filing and recording fees and taxes, if any.

     6.   Default.  Any default by Borrower in fulfilling any of its obligations
          -------
hereunder shall, if such default is a monetary default, after ten calendar days, and, for any other default hereunder, after fifteen calendar days from receipt of written notice from Lender to Borrower of such default, constitute an Event of Default under each of the First Loan Documents, the Second Loan Documents, the Third Loan Documents, the Fourth Loan Documents, the Fifth Loan Documents and the Sixth Loan Documents (as the term "Event of Default" is defined therein). The foregoing notice and cure periods shall not affect, in any manner, Borrower's agreement that an Event of Default under any Loan Document shall be an immediate Event of Default (at Lender's option) under all other Loan Documents and no additional notice or cure periods are provided herein.

     7.   Further Assurances.  Borrower agrees to execute and deliver any
          ------------------
further documents and instruments as Lender may require to effectuate the Cross-Collateralization contemplated hereby. Borrower further acknowledges and agrees that Lender may unilaterally terminate this Agreement, sever this Agreement in order to cover any one or more of the Properties or amend this Agreement at any time and from time to time to remove any of the Properties from the Cross Default and Cross-Collateralization provisions of this Agreement and Borrower hereby agrees to cooperate with Lender and execute any documents reasonably requested by Lender in connection therewith, to pay the reasonable expenses incurred by Lender in connection therewith and, in connection therewith to transfer one or more of the Properties to a new entity that will assume the applicable Loan Documents, such entity to be a single purpose, bankruptcy remote entity reasonably acceptable to Lender with the same beneficial ownership as Borrower.

     8.   Release of Property.  Borrower may not obtain the release of any
          -------------------
individual Property from the lien of any of the Mortgages in connection with any refinancing of the indebtedness secured thereby or otherwise except: (i) pursuant to a defeasance in strict accordance with the terms of each of the Loan Documents for each respective Loan, which Loan Documents require, inter alia, that Borrower deposit with Lender the Additional Defeasance Deposit (as defined in the respective Loan Documents); (ii) in connection with a prepayment in full permitted under the respective Loan Documents, which prepayment is caused by a condemnation or casualty, and provided that no Event of Default has occurred and is continuing with any of the Loan Documents; or (iii) upon a refinancing of a Loan within three months prior to the Maturity Date of such Loan and upon such conditions as are set forth in the respective Loan Documents including, without limitation, to the extent required therein, the requirement of an additional deposit to be delivered by Borrower to Lender as additional collateral and security for the remaining Loans then subject to this Agreement. Notwithstanding the terms of clause (iii) of this Section 8 or the terms of any of the Loan Documents to the contrary, Borrower shall not obtain the release of any of the Properties from the lien of the Mortgages or from the terms of this Agreement within three months prior to the Maturity Date, if, after such release, there would then be fewer than four Loans subject to this Agreement.

     9.   Assumption of a Loan or the Loans. Subject to the terms and conditions
          ---------------------------------
of the respective Loan Documents as supplemented, but not limited, hereby, Lender shall consent to one or more Sales (as defined in the Loan Documents) of a particular Property subject, at Borrower's option, to either (i) the provisions in the respective Loan Documents relating to a defeasance (as opposed to a Sale and assumption of the respective Loan) or (ii) the conditions set forth below in this section 9 and, in connection with such Sale, Lender shall release the Property that is the subject of such Sale from the terms and conditions of this Agreement:

     (i) all conditions for such Sale under the respective Loan Documents have been satisfied;

     (ii) after such Sale, the Debt Service Coverage Ratio (as defined on schedule 1 attached hereto) for the Properties remaining subject to this agreement shall be no less than 1.40:1;

     (iii) after such Sale, the Loan to Value Ratio (as defined on schedule 1 attached hereto) for the Properties remaining subject to this agreement shall be
no greater than 60%.   In the event Borrower fails to satisfy the Debt Service
Coverage Ratio in clause 9 (ii) hereof, or fails to satisfy the Loan-to-Value Ratio in this clause 9(iii), Borrower shall have the right to satisfy such requirements by providing Lender with a cash deposit (the "Remaining Crossed
                                                           -----------------
Properties Deposit") to be held by Payee as additional collateral for the loans
------------------
and property that will remain subject to this agreement and shall be held in an interest bearing account, or at the election of Borrower, in direct non-callable obligations of the United States of America, provided that Lender shall select the actual direct, non-callable obligations of the United States of America.
The Remaining Crossed Properties Deposit shall be equal to the greater of (x) an amount such that, when the interest that will be earned on the Remaining Crossed Properties Deposit (as determined by Lender in its reasonable discretion) is added to Operating Revenues (as defined on Schedule 1), the Debt Service Coverage Ratio in clause 9(ii) hereof will be satisfied and (y) an amount, such that, when included in determining "value" in calculating the Loan to Value Ratio in this clause 9(iii), such Loan to Value Ratio will be satisfied;

     (iv) the Debt Service Coverage Ratio (as defined on schedule 2 attached hereto) for the Property subject to such Sale shall be no less than as set forth for the applicable Property in Schedule 4 attached hereto. In the event Borrower fails to satisfy the Debt Service Coverage Ratio in this clause (iv), Borrower shall have the right to cause the transferee of the Property subject to such sale to increase the amount of the Release Deposit Amount (as hereinafter defined) such that, when the interest that will be earned on such increase in the Release Deposit Amount (as determined by Lender in its reasonable discretion) is added to Operating Revenues (as defined in Schedule 2), the foregoing Debt Service Coverage Ratio will be satisfied;

     (v) the Loan to Value Ratio (as defined on Schedule 2 attached hereto) for the Property subject to such Sale shall be no greater than as set forth for the applicable Property in Schedule 4 attached hereto. In the event Borrower fails to satisfy the Loan to Value Ratio in this clause (v), Borrower shall have the right to cause the transferee of the Property subject to such Sale to increase the amount of the Release Deposit Amount such that, when such increase is including in calculating the Loan to Value Ratio (as defined in Schedule 2), the foregoing Loan to Value Ratio will be satisfied;

     (vi) the transferee of the Property subject to such Sale makes a cash deposit with Lender in like amount (the "Release Deposit Amount") as the face
                                         ----------------------
value of the Additional Defeasance Deposit (as defined in the Loan Documents) which would be required if the Loan applicable to the Property that is subject to the proposed Sale were being defeased, which cash deposit shall be held by Lender as additional collateral and security for the Loan being assumed, shall be subject to a pledge and security agreement provided by Lender and shall be held in an interest bearing account, or at the election of Borrower, in direct non-callable obligations of the United States of America, provided that Lender shall select the actual direct, non-callable obligations of the United States of America. Provided that the Debt Service Coverage Ratio and the Loan to Value Ratio referred to in clauses 9(iv) and 9(v) hereof, respectively, are satisfied without including the entire Release Deposit Amount in calculating Operating Revenues or Loan-to-Value Ratio in Schedule 2 hereto, then the Release Deposit Amount (or the portion thereof which is not needed in order to satisfy the requirements in clause 9(iv) and 9(v) hereof) may be deposited by Borrower with Lender as additional collateral and security for the Loans relating to the Properties remaining subject to this agreement and such Release Deposit Amount (or such portion thereof which is not needed in order to satisfy the requirements in clause 9(iv) and 9(v) hereof) shall be included in the calculation of Operating Revenues and Loan-to-Value Ratio in Schedule 1 hereto in a similar manner as Remaining Crossed Properties Deposits are utilized in making such calculations. In all events, however, Borrower shall be required to make a deposit with Lender in the full amount of the Release Deposit Amount, which amount may be divided and held as collateral for the Loan being assumed and/or the Loans relating to the Properties remaining subject to this agreement in accordance with this clause (vi). In lieu of the foregoing cash deposit, the transferee of the Property subject to such Sale shall have the right to provide to Lender a letter of credit in the amount of the Release Deposit Amount for the benefit of Lender, in form and substance, and from a bank, approved by Lender in its reasonable discretion; and

     (vii) Borrower shall, at Borrower's expense, provide such documents, certificates, requests and agreements as reasonably requested by Lender including, without limitation a new appraisal for each Property (unless an appraisal for such Property has been approved by Lender and is dated within six months of the prospective Sale) and updated rent rolls for each Property.

     Furthermore, notwithstanding anything contained in this Agreement or in the Second Loan Documents to the contrary, Lender shall have no obligation to consent to any Sale of the Second Property and Borrower shall have no right to effectuate the Sale of the Second Property

(other than in accordance with the terms of Section 1.13(b)(13) of the Second Mortgage) without Lender's prior written consent, which consent shall be given or withheld in Lender's sole and absolute discretion; provided, however, that Borrower shall have the right to effectuate a Defeasance (as defined in the Second Loan Documents) with respect to the Second Property in accordance with the terms and conditions for a Defeasance set forth in the Second Loan Documents.

     In addition, notwithstanding anything contained in this Agreement or in any of the Loan Documents to the contrary, Lender shall have no obligation to consent to any Sale of any of the Properties and Borrower shall have no right to effectuate the Sale of any of the Properties without Lender's prior written consent (which consent shall be given or withheld in Lender's sole and absolute discretion) if, after such Sale, there would then be fewer than four (4) Loans subject to this Agreement.

     Notwithstanding the foregoing, Lender shall consent to a simultaneous Sale of all of the Properties to one new borrower provided that all of the conditions for a Sale in all of the Loan Documents are satisfied and each Loan then subject to the terms of this Agreement shall remain, after the Sale, subject to the terms and conditions of this Agreement.

     10.  Election of Remedies. Upon the occurrence of an Event of Default under
          --------------------
any of the Loan Documents, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under any Mortgage or any of the other Loan Documents relating to any Loan at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Loans shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any of the Properties secured by the Mortgages. Any such actions taken by Lender shall be cumulative and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing (i) Borrower hereby waives any "one action" or "election of remedies" law or rule to the fullest extent permitted by law, and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against all or any of the Properties secured by the Mortgages and each Mortgage has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Loans or the Loans has been paid in full; and

     Nothing contained herein or in any other Loan Document shall be construed as requiring Lender to resort to any particular Property for the satisfaction of any of the Loans in preference or priority to any other Property secured by any of the Mortgages, and Lender may seek satisfaction out of each and every Property or any part thereof, in its absolute discretion in respect of the Loans. In addition, Lender shall have the right from time to time to partially foreclose one or more of the Mortgages in any manner and for any amounts of the Loans secured by the Mortgages then due and payable as determined by Lender in its sole discretion, including the following circumstances: (i) in the event of any Event of Default by Borrower caused by a failure to make one or more scheduled payments of principal and interest, Lender may foreclose one or more of the Mortgages to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loans, Lender may foreclose one or more of the Mortgages to recover so much of the principal balance of the Loans as Lender may elect to accelerate, and to recover such other sums secured by one or more of the Mortgages as Lender may elect. Notwithstanding one or more foreclosures or partial foreclosures, each and every Property or part thereof, not subjected to said foreclosure shall remain subject to the Mortgages to secure payment of the Loans not previously recovered.

          11.  Construction with other Documents.  Any requirements imposed on
               ---------------------------------
Borrower pursuant to the terms hereof are in addition to, and not in lieu of, any requirements imposed on Borrower pursuant to the terms of any Loan Document. To the extent of any inconsistency between the terms of any Loan Document and the terms hereof, the terms of this Agreement shall govern.

          12.  Definitions.  To the extent a Loan is released from the terms and
               -----------
conditions hereof, the terms "Property", "Properties", "Loans" and "Loan Documents" shall, from that time forth, no longer include such released Property, such Loan, and the Loan Documents executed solely in connection with such Loan.

          13.  Further Assurance. The Borrower agrees to execute and deliver
               -----------------
any further documents and instruments as Lender may require to effectuate the intent of this Agreement. The Borrowers further acknowledges and agrees that Lender may require that this Agreement be amended at any time and from time to time to remove any of the Properties from this Agreement, and, in accordance with the terms set forth herein, the Borrower agrees to execute and deliver such documents as Lender may require in connection therewith.

          14.  Notices.  All notices, demands, requests  or  other
               -------
communications to be sent by one party to the other hereunder or required by law shall be effectuated in the manner set forth in the Mortgages.

          15.  No Waiver; Time of Essence; Business Day.  The failure of any
               ----------------------------------------
party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term "business day" as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in the State in which any Property is located are authorized by law to be closed.

          16.  Captions for Convenience.  The captions and headings of the
               ------------------------
sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

          17.  Attorneys' Fees.  In the event it is necessary for Lender to
               ---------------
retain the services of an attorney or any other consultants for any purpose related to this Agreement, including, without limitation, the enforcement of this Agreement, or any portion thereof, Borrower agrees to pay to Lender any and all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Lender as a result thereof.

          18.  Reliance.  Lender would not make any Loan to Borrower without
               --------
this Agreement. Accordingly, Borrower intentionally and unconditionally enter into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Loans shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

          19.  SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
               ------------------------------------------------

               (1) BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE COUNTY AND STATE WHERE EACH PROPERTY IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION OVER SUCH COUNTY AND STATE, (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (D) TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM. BORROWER FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR NOTICES DESCRIBED IN THE MORTGAGES, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY
LAW).

               (2) LENDER AND BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR BORROWERS, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWER, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

          21.  Survival.  This Agreement shall be deemed to be continuing in
               --------
nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under any one or more of the Mortgages or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, any Loan is paid or satisfied in full.

          22.  Entire Agreement; Amendment; Severability. This Agreement
               -----------------------------------------
contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

          23.  Contribution.
               ------------

          a)   Each of the Borrowers hereby acknowledges and agrees that, due to the fact that the Loans will be cross-defaulted as of the date hereof, each of the Borrowers has a direct and material interest in preventing the occurrence of an Event of Default under any of the Loan Documents (as the term "Event of Default" is defined therein). Accordingly, from and after the date hereof, each of the Borrowers is willing to commit to make or receive loans (each an "Intra-Borrower Loan", and collectively, the "Intra-Borrower Loans") in
          -------------------                          --------------------
order to provide for the payment of all amounts due under the Loan Documents and, in so doing, to avoid an Event of Default thereunder. The Borrowers each acknowledge and agree that the Lender is an intended third party beneficiary of the Borrowers' obligations hereunder. In the event and to the extent that the proceeds from the Mortgaged Property (as defined in the Mortgages) of any Borrower (the "Creditor") are applied with respect of any payments due with
               --------
respect to the Allocated Loan Amount (as set forth on Exhibit B annexed hereto)
               ---------------------                  ---------
for the Mortgaged Property owned by another Borrower (the "Debtor") from and
                                                           ------
after the date hereof, then the Creditor shall be deemed to have made an Intra-Borrower Loan to Debtor in the amount of such proceeds so applied (the "Intra-
                                                                        -----
Borrower Loan Amount").  Such Intra-Borrower Loan shall be deemed to be made on
--------------------
a non-recourse basis and shall be repaid out of the future proceeds of the Mortgaged Property owned by the Debtor, together with interest thereon at a rate to be agreed upon from time to time among the Borrowers.

          b) All Intra-Borrower Loans deemed to be made under this Agreement shall be evidenced by this Agreement, shall be an obligation of the Debtor which owes such Intra-Borrower Loan solely by its execution of this Agreement and shall not be evidenced by any separate instrument. Each Borrower hereby waives presentment, notice of dishonor, protest and notice of non-payment or non-performance with respect to each Intra-Borrower Loan for which it is liable under this Agreement. Interest and principal on Intra-Borrower Loans shall be paid solely out of net proceeds from the Mortgaged Property owned by the Debtor and shall be subject in all cases to the terms and conditions of the Loan Documents, and the payments from such sources shall be the sole and exclusive remedy available to any Creditor. A Debtor shall not make any payment with respect to an Intra-Borrower Loan after the occurrence of an Event of Default with respect to the Mortgage to which the Debtor is a party. Each such payment of principal or interest on Intra-Borrower Loans shall be subordinate and subject to the prior payment of all amounts payable under the Loan Documents. To the extent such sources of payment are insufficient to pay interest and principal on any Intra-Borrower Loan, the Creditor owed such Intra-Borrower Loan shall not have any claim against the Debtor which owes such Intra-Borrower Loan for such amounts or any lien on or security interest in any of the assets of such Debtor and no further or additional recourse shall be available against the Debtor. All payments pursuant to Intra-Borrower Loans shall be made on a net basis. All payments received on account of any Intra-Borrower Loan under this Agreement shall be credited first to interest, then to principal. Accrued but unpaid interest shall not be compounded.

          24.  Waivers.  To the extent permitted by law, Multiple Property
               -------
Borrower and Maryland Borrower hereby waive and agree not to assert or take advantage of:

          (a) Any right to require Lender to proceed against either Borrower or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power or under any other agreement before proceeding against either Borrower hereunder;

          (b)  Any defense based upon an election of remedies by Lender; and

          (c) Any right or claim or right to cause a marshalling of the assets of either Borrower.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                            HCP MEDICAL OFFICE BUILDINGS I, LLC,
                            a Delaware limited liability company



                            By: ________________________________
                                Name:  Edward J. Henning
                                Title: Senior Vice President


                            MEADOWDOME, LLC,
                            a Maryland limited liability company


                            By: ___________________________________
                                Name:  Edward J. Henning
                                Title: Senior Vice President

                             [Add Acknowledgement]

                          [Add Exhibit A-1 through A-6

          [Note: Exhibit A-1 will have fee and leasehold property and Exhibit A-5 will have leasehold property]

                                   EXHIBIT B
                                   ---------

                             Allocated loan Amounts


1.  The First Property                      $13,000,000.00
2.  The Second Property                     $14,000,000.00
3.  The Third Property                      $ 4,160,000.00
4.  The Fourth Property                     $ 3,500,000.00
5.  The Fifth Property                      $ 2,700,000.00
6.  The Sixth Property                      $ 3,640,000.00

                                   SCHEDULE 1

"Debt Service" shall mean an amount equal to the principal and interest payments due under all of the Loans (except the Loan related to the Property subject to the proposed Sale).

"Debt Service Coverage Ratio" shall mean the ratio obtained by dividing the then-current Net Operating Income for all of the Properties (except the Property subject to the proposed Sale) by the total annualized Debt Service.

"Net Operating Income" shall mean the amount by which Operating Revenues for all of the Properties (except the Property subject to the proposed Sale) exceeds Operating Expenses for all of the Properties (except the Property subject to the proposed Sale), calculated as of the twelve month period ending as of the date of the most recent financial statements delivered or required to be delivered to Lender pursuant to the Loan Documents and in all cases calculated and reasonably determined by Lender and based on Lender's then reasonable current underwriting standards; if requested by Borrower in connection with a potential defeasance or sale which may be permitted under this Agreement, Lender shall provide Borrower with its then current underwriting standards in determining Net Operating Income for the Properties.

"Operating Expenses" shall mean all reasonable and necessary expenses of operating the Properties (except the Property subject to the proposed Sale) in the ordinary course of business which are paid by Borrower and which are directly associated with and fairly allocable to the Properties (except the Property subject to the proposed Sale) for the applicable period, on an accrual basis, including ad valorem real estate taxes and assessments, insurance premiums, regularly scheduled tax impounds paid to Lender in connection with any of the Loans (excluding the Loan attributable to the Property subject to the proposed Sale), if any, maintenance costs, a minimum management fee equal to 4% of base and percentage rent, and costs, accounting, legal, and other professional fees, fees relating to environmental and financial audits, and other expenses incurred by Lender and reimbursed by Borrower under the Loan Documents (excluding the Loan Documents applicable to the Property that is the subject of the proposed Sale), deposits to any capital replacement reserves, if any, required by Lender pursuant to the Loan Documents (excluding the Loan Documents applicable to the Property that is the subject of the proposed Sale), wages, salaries, and personnel expenses and tenant improvement and leasing commissions cost equal to the amount set forth on Schedule 3 annexed hereto and made a part hereof per square foot on an annualized basis for each of the Properties (except the Property subject to the proposed Sale), but excluding Debt Service, capital expenditures, any of the foregoing expenses which are paid from deposits to cash reserves previously included as Operating Expenses, any payment or expense for which Borrower was or is to be reimbursed from proceeds of the Loans (excluding the proceeds from the Loan applicable to the Property that is the subject of the proposed Sale), or insurance or by any third party, and any non-cash charges such as depreciation and amortization, in all cases calculated and determined on a trailing twelve month basis. Operating Expenses shall not include federal, state or local income taxes or legal and other professional fees or expenses unrelated to the operation of the Properties. To the extent that the original Borrower (or any affiliate of the original Borrower) has not owned a particular Property for at least twelve months from the date of the calculation of Operating

Expenses, Operating Expenses attributable to such Property shall be determined on an annualized basis.

"Operating Revenues" shall mean all receipts of Borrower from operation of the Properties (except the Property subject to the proposed Sale) or otherwise arising in respect of the Properties (except the Property subject to the proposed Sale) after the date hereof which are paid and properly allocable to the Properties (except the Property subject to the proposed Sale) for the applicable period, on an accrual basis, including receipts from leases and parking agreements, concession fees and charges, interest, if any, being earned on (x) any Additional Defeasance Deposit (as defined in the Loan Documents) previously paid in connection with any other loan which was once subject to this Agreement and which Additional Defeasance Deposit secures the remaining Loans;
(y) any Additional Cash Deposit (as defined in the Loan Documents) previously paid in connection with any other loan which was once subject to this Agreement and which Additional Cash Deposit secures the remaining Loans; and (z) any Remaining Crossed Properties Deposits or Release Deposit Amounts previously paid in connection with any other loan which was once subject to this Agreement and which Remaining Crossed Properties Deposits or Release Deposit Amounts secures the remaining Loans, and other miscellaneous operating revenues, proceeds from rental or business interruption insurance, withdrawals from cash reserves (except to the extent any operating expenses paid therewith are excluded from Operating Expenses), but excluding security deposits and earnest money deposits until they are forfeited by the depositor, advance rentals until they are earned, and proceeds from a sale or other disposition, in all cases calculated and determined on a trailing twelve month basis. To the extent that the original Borrower hereof (or any affiliate of original Borrower) has not owned a particular Property for at least twelve months from the date of the calculation of Operating Revenue, Operating Revenue attributable to such Property shall be determined on an annualized basis.

In addition, operating revenues may, in accordance with Lender's then current underwriting standards, be reduced by the following:

     1.   a 5% vacancy/credit loss factor; and

     2. all or a portion of rents attributable to tenants that are either on month-to-month leases, not in occupancy, or in bankruptcy.


     "Loan-to-Value Ratio" shall mean the ratio of the outstanding principal amount of the indebtedness for all of the remaining Loans (excluding the Loan applicable to the Property that is the subject of the proposed Sale), to the value of the sum of: (i) all of the remaining Properties (except the Property that is the subject of the proposed Sale), such value being determined by Lender in its reasonable discretion, and (ii) any Additional Defeasance Deposit, Additional Cash Deposit, Release Deposit Amount or Remaining Crossed Properties Deposits previously paid in connection with any other loan which was once subject to this Agreement and which Additional Defeasance Deposit, Additional Cash Deposit, Release Deposit Amount or Remaining Crossed Properties Deposits secures the remaining Loans.

          To the extent a term is defined in this schedule 1 and is also defined in schedule 2, the term defined herein shall be for use only in connection with this schedule 1 and where this Agreement specifically refers to this schedule 1.

                                   SCHEDULE 2


"Debt Service" shall mean an amount equal to the principal and interest payments due under the Loan related to the Property subject to the proposed Sale.

"Debt Service Coverage Ratio" shall mean the ratio obtained by dividing the then-current Net Operating Income for the Property subject to the proposed Sale by the total annualized Debt Service (as defined in this schedule 2).

"Net Operating Income" shall mean the amount by which Operating Revenues for the Property subject to the proposed Sale exceeds Operating Expenses for the Property subject to the proposed Sale, calculated as of the twelve month period ending as of the date of the most recent financial statements delivered or required to be delivered to Lender pursuant to the applicable Loan Documents and in all cases calculated and reasonably determined by Lender and based on Lender's then reasonable current underwriting standards; if requested by Borrower in connection with a potential defeasance or sale which may be permitted under this Agreement, Lender shall provide Borrower with its then current underwriting standards in determining Net Operating Income for the Property.

"Operating Expenses" shall mean all reasonable and necessary expenses of operating the Property subject to the proposed Sale in the ordinary course of business which are paid by Borrower and which are directly associated with and fairly allocable to the Property subject to the proposed Sale for the applicable period, on an accrual basis, including ad valorem real estate taxes and assessments, insurance premiums, regularly scheduled tax impounds paid to Lender in connection with the Loan attributable to the Property subject to the proposed Sale, if any, maintenance costs, a minimum management fee equal to 4% of base and percentage rent, and costs, accounting, legal, and other professional fees, fees relating to environmental and financial audits, and other expenses incurred by Lender and reimbursed by Borrower under the Loan Documents applicable to the Property that is the subject of the proposed Sale, deposits to any capital replacement reserves, if any, required by Lender pursuant to the Loan Documents applicable to the Property that is the subject of the proposed Sale, wages, salaries, and personnel expenses and tenant improvement and leasing commissions cost equal to the amount set forth on Schedule 3 per square foot on an annualized basis for the Property subject to the proposed Sale, but excluding Debt Service, capital expenditures, any of the foregoing expenses which are paid from deposits to cash reserves previously included as Operating Expenses, any payment or expense for which Borrower was or is to be reimbursed from proceeds of the Loan applicable to the Property that is the subject of the proposed Sale, or insurance or by any third party, and any non-cash charges such as depreciation and amortization, in all cases calculated and determined on a trailing twelve month basis. Operating Expenses shall not include federal, state or local income taxes or legal and other professional fees or expenses unrelated to the operation of the Property subject to the proposed Sale. To the extent that the original Borrower (or any affiliate of the original Borrower) has not owned the particular Property for at least twelve months from the date of the calculation of Operating Expenses, Operating Expenses attributable to such Property shall be determined on an annualized basis.

"Operating Revenues" shall mean all receipts of Borrower from operation of the Property subject to the proposed Sale or otherwise arising in respect of the Property subject to the proposed Sale after the date hereof which are paid and properly allocable to the Property subject to the proposed Sale for the applicable period, on an accrual basis, including receipts from leases and parking agreements, concession fees and charges, interest, if any, that will be earned on the Release Deposit Amount (as determined by Lender in its reasonable discretion) only if such Release Deposit Amount is to be held by Lender as additional collateral for the Loan being assumed under Section 9 of this Agreement and other miscellaneous operating revenues, proceeds from rental or business interruption insurance, withdrawals from cash reserves (except to the extent any operating expenses paid therewith are excluded from Operating Expenses), but excluding security deposits and earnest money deposits until they are forfeited by the depositor, advance rentals until they are earned, and proceeds from a sale or other disposition, in all cases calculated and determined on a trailing twelve month basis. To the extent that the original Borrower hereof (or any affiliate of original Borrower) has not owned the Property subject to the proposed Sale for at least twelve months from the date of the calculation of Operating Revenue, Operating Revenue attributable to such Property shall be determined on an annualized basis.

In addition, operating revenues may, in accordance with Lender's then current underwriting standards, be reduced by the following:

     1.   a 5% vacancy/credit loss factor; and

     2. all or a portion of rents attributable to tenants that are either on month-to-month leases, not in occupancy, or in bankruptcy.

     "Loan-to-Value Ratio" shall mean the ratio of the outstanding principal amount of the indebtedness for the Loan applicable to the Property that is the subject of the proposed Sale, to the value of the sum of: (i) the Property that is the subject of the proposed Sale, such value being determined by Lender in its reasonable discretion, and (ii) the Release Deposit Amount for the Loan applicable to the Property that is subject to the proposed Sale only if such Release Deposit Amount is to be held by Lender as additional collateral for such Loan.

To the extent a term is defined in this schedule 2 and is also defined in schedule 1, the term defined herein shall be for use only in connection with this schedule 2 and where this Agreement specifically refers to this schedule 2.

                                   SCHEDULE 3

     Tenant Improvement and Leasing Commission Costs for use in calculating Operating Expenses

                Property               Cost Per Square Foot

     1.  The First Property                   $1.56
     2.  The Second Property                  $1.09
     3.  The Third Property                   $1.29
     4.  The Fourth Property                  $1.00
     5.  The Fifth Property                   $1.00
     6.  The Sixth Property                   $1.00

                                   SCHEDULE 4

                    Minimum Debt Service Coverage Ratio for
                            Property Subject to Sale


     1.  The First Property              1.35:1
     2.  The Second Property             N/A - No Individual Sale Permitted
     3.  The Third Property              1.50:1
     4.  The Fourth Property             1.50:1
     5.  The Fifth Property              1.50:1
     6.  The Sixth Property              1.50:1


                        Maximum Loan to Value Ratio for
                            Property Subject to Sale


     1.  The First Property              60%
     2.  The Second Property             N/A - No Individual Sale Permitted
     3.  The Third Property              60%
     4.  The Fourth Property             60%
     5.  The Fifth Property              60%
     6.  The Sixth Property              60%